FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, February 21, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.031 per share to shareholders of record on February 13, 2012, payable February 21, 2012. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund’s net asset value (“NAV”) on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	January 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.002	7.1%	$0.002	7.1%
Net Realized Short-Term Capital Gains	0.003	8.5%	0.003	8.5%
Net Realized Long-Term Capital Gains	0.008	24.9%	0.008	24.9%
Return of Capital (or other Capital Source)	0.018	59.5%	0.018	59.5%

Total Distribution	$0.031	100.0%	$0.031	100.0%

(1)	YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended January 31, 2012 (2)	5.25%
Current Fiscal YTD Annualized Distribution Rate (3)	9.84%

YTD Cumulative Total Return on NAV (4)	3.51%
YTD Cumulative Distribution Rate (5)	0.82%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2012.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from January 1, 2012 to January 31, 2012, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to January 31, 2012 as a percentage of the Fund’s NAV as of January 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

2/12

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, March 19, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.031 per share to shareholders of record on March 12, 2012, payable March 19, 2012, under the current Managed Distribution Plan that pays 10 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The board has approved a change in the distribution rate, effective with the next declaration, that is more appropriate and consistent with market conditions and the current interest rate environment. The distribution will be revised to provide for a 7 percent annual rate for the fund. The board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	February 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.003	9.2%	$0.005	8.1%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	0.006	20.8%	0.014	22.8%
Return of Capital (or other Capital Source)	0.022	70.0%	0.043	69.1%

Total Distribution	$0.031	100.0%	$0.062	100.0%

(1)	YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

Zweig Total Return Fund - 2

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended February 29, 2012 (2)	5.47%
Current Fiscal YTD Annualized Distribution Rate (3)	9.95%

YTD Cumulative Total Return on NAV (4)	5.06%
YTD Cumulative Distribution Rate (5)	1.66%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of February 29, 2012.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to February 29, 2012, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to February 29, 2012 as a percentage of the Fund’s NAV as of February 29, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837109

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, April 19, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.021 per share to shareholders of record on April 12, 2012, payable April 19, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	March 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.007	33.5%	$0.012	14.6%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.012	14.4%
Return of Capital (or other Capital Source)	0.014	66.5%	0.059	71.0%

Total Distribution	$0.021	100.0%	$0.083	100.0%

(1)	YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended March 31, 2012 (2)	5.62%
Current Fiscal YTD Annualized Distribution Rate (3)	10.03%

YTD Cumulative Total Return on NAV (4)	5.79%
YTD Cumulative Distribution Rate (5)	2.51%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of March 30, 2012.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to March 31, 2012, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to March 31, 2012 as a percentage of the fund’s NAV as of March 30, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837109

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, May 18, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.021 per share to shareholders of record on May 11, 2012, payable May 18, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	April 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.007	34.2%	$0.019	18.6%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.009	8.4%
Return of Capital (or other Capital Source)	0.014	65.8%	0.076	73.0%

Total Distribution	$0.021	100.0%	$0.104	100.0%

(1)	YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended April 30, 2012 (2)	5.32%
Current Fiscal YTD Annualized Distribution Rate (3)	9.29%

YTD Cumulative Total Return on NAV (4)	5.92%
YTD Cumulative Distribution Rate (5)	3.10%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of April 30, 2012.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to April 30, 2012, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to April 30, 2012 as a percentage of the fund’s NAV as of April 30, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837109

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION

- SECTION 19A NOTICE

NEW YORK, June 18, 2012 – The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.020 per share to shareholders of record on June 11, 2012, payable June 18, 2012, under the current Managed Distribution Plan that pays 7 percent of the fund’s net asset value (“NAV”) on an annualized basis.

The following is a required Section 19A notice:

You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the fund’s SEC Exemptive Order under Section 19(b) as follows:

Distribution Estimates	May 2012 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.011	53.6%	$0.030	24.2%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	0.001	0.4%
Return of Capital (or other Capital Source)	0.009	46.4%	0.093	75.4%

Total Distribution	$0.020	100.0%	$0.124	100.0%

(1)	YTD February 1, 2012 to January 9, 2013. (The distribution paid on January 9, 2012 was reportable for tax on Form 1099 in 2011)

The fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793

Zweig Total Return Fund - 2

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended May 31, 2012 (2)	4.35%
Current Fiscal YTD Annualized Distribution Rate (3)	9.21%

YTD Cumulative Total Return on NAV (4)	1.97%
YTD Cumulative Distribution Rate (5)	3.84%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV as of May 31, 2012.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from January 1, 2012 to May 31, 2012, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2012 to May 31, 2012 as a percentage of the fund’s NAV as of May 31, 2012.

The Zweig Total Return Fund, Inc. is a closed-end fund advised by Zweig Advisers LLC. For more information on the fund, please contact Shareholder Services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at virtus.com.

ZTR Cusip: 989837109

Zweig Advisers LLC | 900 Third Avenue | New York, NY 10022-4793